ABERDEEN FUNDS

Aberdeen Global Natural Resources Fund

(the “Fund”)

Supplement dated June 16, 2016 to the Prospectus and Statement of Additional Information, each dated February 29, 2016, as amended March 9, 2016 and supplemented to date

The following supplements the information in the Prospectus and Statement of Additional Information of the Aberdeen Global Natural Resources Fund (the “Fund”), a series of Aberdeen Funds (the “Trust”).  This information is important and relates to a transaction affecting the Fund.  You should read it carefully.

On June 15, 2016, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization relating to the reorganization (the “Reorganization”) of the Fund into the Aberdeen Global Equity Fund (the “Acquiring Fund”), a series of the Trust.  The Reorganization is subject to the completion of certain conditions, including approval by shareholders of the Fund.

On June 15, 2016, the Board of Trustees of the Trust also approved a proposed Plan of Liquidation (“Liquidation Plan”) that provides for the complete liquidation of all of the assets of the Fund (the “Liquidation”).  The Liquidation will only occur if the Reorganization is not approved by the Fund’s shareholders or is not consummated for any other reason.

The Fund’s investment adviser, Aberdeen Asset Management Inc. (“AAMI”), proposed the Reorganization, and, alternatively, the Liquidation, in part, because it determined that the Fund is not viable in the long term due, in part, to the Fund’s small asset size.  AAMI also serves as investment adviser to the Acquiring Fund.

Proxy materials describing the proposed Reorganization and the Board’s considerations in approving the proposal will be mailed to shareholders of the Fund in anticipation of a special meeting of shareholders to be held in the fourth quarter of 2016.  In the proposed Reorganization, each shareholder of the Fund would become a shareholder of the Acquiring Fund and would receive on a tax-free basis shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund.  If the Reorganization is approved by shareholders and consummated, a Fund shareholder who does not wish to become a shareholder of the Acquiring Fund may redeem shares of the Fund at any time prior to the Reorganization.

The Reorganization or Liquidation of the Fund may be terminated and/or abandoned at any time before the closing date by action of the Board of Trustees of the Trust.

Please retain this Supplement for future reference.